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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           June 30, 1997
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                          PLATINUM SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)

                  Delaware                  0-20740            33-0277592
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        (State or other jurisdiction      (Commission       (I.R.S. Employer
              of incorporation)           File Number)      Identification No.)

          195 Technology Drive, Irvine, California           92618
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          (Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code         (714) 453-4000
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 1997, Platinum Software Corporation, (the "Company") acquired Clientele Software, Inc. ("Clientele"), a privately held developer and marketer of client/server customer interaction software located in Tualitin, Oregon. Clientele markets a customer interaction software product under the Clientele(R) brand name. The transaction was structured as a merger in which the Company formed an acquisition subsidiary which merged with and into Clientele, with Clientele being the surviving corporation. The Company issued 887,636 shares of common stock for all the outstanding shares of Clientele stock, and assumed all outstanding employee stock options, which became options to purchase approximately 212,360 shares of the Company's common stock.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                           The historical financial statements of Clientele
                  required to be filed under this item are attached hereto, consisting of balance sheets, statements of operations and statements of cash flow for the years ended December 31, 1995 and 1996, together with the auditor's report.

         (B)      PRO FORMA FINANCIAL INFORMATION

                           The pro forma financial information required to be
                  filed under this item are not available and, accordingly, are not included herein. By an amendment to this Report to be filed as soon as practicable, the Company plans to submit such pro forma information.

         (C)      EXHIBITS

         Exhibit Number

               2.1 Agreement and Plan of Reorganization and Merger dated as of June 27, 1997, among the Company, CSI
                           Acquisition Corp., Clientele Software, Inc., Dale E.
                           Yocum, Pamela J. Yocum and William L. Mulert
                           (Schedules not included pursuant to Rule 601(b)(2) of Regulation S-K).

               99.1        Press Release dated June 30, 1997.

               99.2        Financial Statements of Clientele Software, Inc.
                           described in Item 7(a) above.

               99.3        Pro forma financial statements described in Item 7(b)
                           above (to be filed by amendment).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLATINUM SOFTWARE CORPORATION

                                                  /s/ Perry Tarnofsky
Date: July 11,  1997                    By:
                                             -----------------------------------
                                                      Perry Tarnofsky
                                                    Assistant Secretary


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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

         Exhibit Number

               2.1 Agreement and Plan of Reorganization and Merger dated as of June 27, 1997, among the Company, CSI
                           Acquisition Corp., Clientele Software, Inc., Dale E.
                           Yocum, Pamela J. Yocum and William L. Mulert
                           (Schedules not included pursuant to Rule 601(b)(2) of Regulation S-K).

               99.1        Press Release dated June 30, 1997.

               99.2        Financial Statements of Clientele Software, Inc.
                           described in Item 7(a) above.

               99.3 Pro forma financial statements described in Item 7(b) above (to be filed by amendment).
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